UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 24, 2008

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.

Indianapolis IN 46240

(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 (c). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2007, the Federal Home Loan Bank of Indianapolis (FHLBI) filed its Current Report on Form 8-K to announce the election of certain directors to serve terms commencing on January 1, 2008. At the time of the filing, the Board committee assignments for the newly elected directors had not yet been determined.

On January 24, 2008, the Board appointed the newly elected directors to the following committees: James MacPhee to serve on the Budget/IT and Human Resources Committees and John Skibski to serve on the Audit and Budget/IT Committees.

A complete list of the 2008 Committee Assignments for the Directors of FHLBI is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits

Federal Home Loan Bank of Indianapolis Board Committee Assignments as of January 24, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2008

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/ MILTON J. MILLER II
Milton J. Miller II
President and Chief Executive Officer

By:	/s/ PAUL J. WEAVER
Paul J. Weaver
Senior Vice President – Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Federal Home Loan Bank of Indianapolis Board Committee Assignments as of January 24, 2008